UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

Commission File Number 001-38103

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	98-1376360
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)
☐	Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the extraordinary general meeting of shareholders (the “Special Meeting”) of Janus Henderson Group plc (the “Company”) held on April 16, 2026, the shareholders of the Company voted on the ordinary and special resolutions described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on March 11, 2026, as supplemented by additional definitive materials filed on March 27, 2026 and April 7, 2026.

As of the close of business on March 9, 2026, the record date for the Special Meeting, there were 154,075,608 shares issued and outstanding and entitled to vote at the Special Meeting. A total of 127,786,504 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum for the transaction of business at the Special Meeting.

The final voting results for each resolution proposed to be adopted at the Special Meeting are as follows:

The proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 21, 2025, as amended or supplemented from time to time, including, without limitation, by that certain Amendment No. 1 to the Agreement and Plan of Merger, dated March 24, 2026, by and among the Company, Jupiter Company Limited (“Parent”), and Jupiter Merger Sub Limited, a wholly owned subsidiary of Parent (the “merger agreement”), and the transactions contemplated by the merger agreement, including the merger (the “Merger Proposal”), and, subject to completion of the merger, the resulting change in status of the Company to a private company, the alteration of the memorandum of association and the change of the Company’s name from Janus Henderson Group plc to Janus Henderson Group Ltd. The Company’s shareholders approved the Merger Proposal as follows:

Votes For	Votes Against	Abstentions
127,304,509	400,566	81,429

The proposal to adjourn the Special Meeting to a later date or time determined by the chair of the Special Meeting, if necessary, to solicit additional proxies in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, if there are insufficient votes at the time of the Special Meeting to approve the merger and the other transactions contemplated by the merger agreement (the “Adjournment Proposal”). The Company’s shareholders approved the Adjournment Proposal as follows:

Votes For	Votes Against	Abstentions
122,607,806	4,892,016	286,682

The proposal to approve, on a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger (the “Non-Binding Compensation Advisory Proposal”). The Company’s shareholders approved the Non-Binding Compensation Advisory Proposal as follows:

Votes For	Votes Against	Abstentions
124,982,348	2,406,817	397,339

While the Company’s shareholders approved the Adjournment Proposal, an adjournment was not necessary in light of approval of the Merger Proposal.

Completion of the merger remains subject to the satisfaction or waiver of the remaining closing conditions set forth in the merger agreement, including the receipt of required regulatory approvals and client consents.

Forward Looking Statements

Certain statements in this Form 8-K not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause our future results to differ materially from those expressed by the forward-looking statements included in this Form 8-K include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction would not occur, the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability, unanticipated difficulties or expenditures relating to the proposed transaction, including the impact of the transaction on Janus Henderson’s business, that the proposed transaction generally may involve unexpected costs, liabilities or delays, that the business of Janus Henderson may suffer as a result of uncertainty surrounding the proposed transaction or the identity of the purchaser, that Janus Henderson may be adversely affected by other economic, business, and/or competitive factors, including the net asset value of assets in certain of Janus Henderson’s funds, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction, changes in interest rates and inflation, changes in trade policies (including the imposition of new or increased tariffs), volatility or disruption in financial markets, our investment performance as compared to third-party benchmarks or competitive products, redemptions, and other risks, uncertainties, assumptions, and factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other filings or furnishings made by Janus Henderson with the SEC from time to time.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2026

JANUS HENDERSON GROUP PLC

By:	/s/ Michelle Rosenberg
Name:	Michelle Rosenberg
Title:	General Counsel and Company Secretary